SUPPLEMENT DATED DECEMBER 15, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023

FOR INTERMEDIATE BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for Intermediate Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Andrew Melchiorre, CFA, Managing Director, Portfolio Manager	Since 2023
Edward Fitzpatrick III, CFA, Managing Director, Portfolio Manager	Since 2023